TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus, as previously supplemented

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Effective immediately, the following is added to the Class I2 Prospectus under the heading “Shareholder Information - Exchanging Shares” as a sub-section entitled “Converting Shares”:

Converting Shares

If you hold Class I2 shares and are eligible for purchase of Class I shares, you may be eligible to convert your Class I2 shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. Class I shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Investors Should Retain this Supplement for Future Reference

December 16, 2016